UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2010
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	26-0490500

(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS
     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. INVESTORS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PROMOTORA DE INFORMACIONES, S.A. (“PRISA”), LIBERTY ACQUISITION HOLDINGS CORP. (“LIBERTY”) AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) BETWEEN PRISA AND LIBERTY ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT ENTERED INTO BETWEEN PRISA AND LIBERTY ON AUGUST 4, 2010 (AS FURTHER AMENDED, THE “AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT”); (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (5) THE RISKS THAT PRISA’S PLANNED ASSET DISPOSITIONS AND/OR RESTRUCTURING OF ITS CREDIT FACILITIES WILL FAIL TO BE COMPLETED OR FAIL TO BE COMPLETED ON THE TERMS CURRENTLY ANTICIPATED OR THAT PRISA WILL NOT RECEIVE THE NECESSARY CONSENTS UNDER ITS REFINANCING MASTER AGREEMENT TO THE TERMS OF THE BUSINESS COMBINATION; (6) THE RISK THAT OTHER CONDITIONS TO CLOSING MAY NOT BE SATISFIED; (7) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (8) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY AND OF PRISA TO TAKE ADVANTAGE OF STRATEGIC OPPORTUNITIES; (9) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (10) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (11) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (12) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (13) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2010. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On November 24, 2010, Liberty Acquisition Holdings Corp. (“Liberty”) held special meetings of its stockholders and its warrantholders to consider proposals related to Liberty’s proposed business combination with Promotora de Informaciones, S.A. (“Prisa”). At the special meeting of stockholders, stockholders approved all of management’s proposals, as follows:
1.	The Reincorporation Proposal—a proposal to change Liberty’s state of incorporation from Delaware to Virginia by means of the merger of Liberty into Liberty Acquisition Holdings Virginia, Inc. (“Liberty Virginia”), a Virginia corporation and wholly owned subsidiary of Liberty. Liberty’s stockholders cast 105,294,285 votes in favor of this proposal and 11,200 votes against. There were 2,000 abstentions and no broker non-votes.

2.	The Business Combination Proposal—a proposal to approve a business combination by the approval and adoption of the amended and restated business combination agreement, dated as of August 4, 2010, among Prisa, Liberty and Liberty Virginia, as amended by Amendment No. 1 on August 13, 2010. Liberty’s stockholders cast 105,295,285 votes in favor of this proposal and 12,200 votes against. There were no abstentions or broker non-votes.

3.	The Liquidation Proposal — a proposal to dissolve Liberty in accordance with Delaware law and approve a proposed plan of distribution, to be effected in the event the proposed business combination with Prisa is not consummated. Liberty’s stockholders cast 105,135,152 votes in favor of this proposal and 142,000 votes against. There were 30,333 abstentions and no broker non-votes.

4.	The Stockholder Adjournment Proposal—a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting of stockholders to adopt the reincorporation proposal, the business combination proposal and/or the liquidation proposal. Liberty’s stockholders cast 105,021,303 votes in favor of this proposal and 157,400 votes against. There were 128,782 abstentions and no broker non-votes.
     No holders of shares of Liberty common stock issued in Liberty’s initial public offering validly elected to require Liberty to redeem their shares for a pro rata portion of Liberty’s trust account if the business combination with Prisa is completed. Holders of less than 50,000 shares of Liberty common stock elected to receive the $10.00 per share cash alternative in the business combination, holders of approximately 90 million shares of Liberty common stock elected to receive the per share mixed consideration consisting of Prisa securities and cash in the business combination, and the remaining holders of shares of Liberty common stock made no election and will receive the mixed consideration if the business combination is consummated. As a result, there are a total of not less than 129 million shares of Liberty common stock outstanding as to which the holder has not exercised redemption rights or elected to receive the $10.00 per share cash alternative in the business combination.
     At the special meeting of Liberty’s warrantholders, warrantholders approved the proposed amendments to the warrant agreement governing all of Liberty’s outstanding warrants, which amendments would cause each of Liberty’s then outstanding warrants to be exchanged in connection with the consummation of the business combination with Prisa for a mix of cash and newly created Prisa Class A ordinary shares. Liberty’s warrantholders cast 62,244,236 votes in favor of this proposal and 2,150 votes against. There were no abstentions or broker non-votes.

Item 8.01. Other Events.
     On November 24, 2010, Liberty issued a press release announcing the results of the special meetings of its stockholders and warrantholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
Number

99.1	Press release of Liberty dated November 24, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: November 24, 2010	By:	/s/ Jared Bluestein
		Name:	Jared Bluestein
		Title:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Liberty dated November 24, 2010.